NATIONWIDE VARIABLE INSURANCE TRUST
NVIT GQG US Quality Equity Fund (formerly, NVIT Calvert Equity Fund)

Supplement dated June 20, 2025
to the Summary Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
The supplement to the Summary Prospectus dated April 30, 2025 (the “Supplement”), which contains information regarding pending name, subadviser, investment objective, strategy and investment policy changes to the NVIT GQG US Quality Equity Fund (formerly, NVIT Calvert Equity Fund) (the “Fund”), is incorporated herein by reference. The Supplement is posted on the Fund’s website, https://www.nationwide.com/personal/investing/mutual-funds/nvit-funds, or may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201, or by calling toll free 800-848-6331.

2.
At a special meeting of the shareholders of the Fund held on June 17, 2025 (the “Meeting”), the proposal to eliminate the Fund’s fundamental investment restriction regarding diversification of investments, so that the Fund may operate as a “non-diversified” investment company, was approved by the affirmative vote of more than 50% of the Fund’s outstanding securities. Consequently, each of the name, subadviser, investment objective, strategy and investment policy changes described in the Supplement is effective immediately.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE